Waddell & Reed
                    Advisors Global
                    Bond Fund, Inc.

                    Annual
                    Report
                    --------------
                    September 30, 2002

CONTENTS


         3     Managers' Discussion

         7     Performance Summary

         9     Portfolio Highlights

        10     Investments

        16     Statement of Assets and Liabilities

        17     Statement of Operations

        18     Statement of Changes in Net Assets

        19     Financial Highlights

        23     Notes to Financial Statements

        30     Independent Auditors' Report

        31     Income Tax Information

        32     Directors & Officers

        39     Annual Privacy Notice

        41     Householding Notice


















This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Global Bond Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Global Bond Fund, Inc. current prospectus and current Fund performance information.

MANAGERS' DISCUSSION

-----------------------------------------------------------------
     September 30, 2002


An interview with Daniel J. Vrabac and Mark G. Beischel, CFA, portfolio managers of Waddell & Reed Advisors Global Bond Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Global Bond Fund, Inc. for the fiscal year ended September 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The fiscal year amounted to a tale of two different halves, with strong performance in the first six months, followed by a weak second half of the period. The Fund's Class A shares declined 5.71 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased
0.04 percent for the fiscal year. This compares with the Lehman Brothers U.S. Dollar-Denominated Universal Index (reflecting the performance of securities that generally represent the global bond market), which increased 7.92 percent for the year, and the Lipper Global Income Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 6.49 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?
We feel that returns were hurt mostly by the performance of specific issuers in the fiscal third and fourth quarters. The Fund has some exposure in Brazil, both to the sovereign and to individual companies. Brazilian bonds have been under extreme pressure since May, due to this fall's presidential election. The market has feared the rise of the candidate from the left side of the political spectrum, who is a union leader. Our opinion remains that Brazil and the individual corporate issuers likely will continue to meet their obligations going forward, and that the market should settle to a more reasonable valuation in the months after the election.

Aside from these setbacks and significant price declines in a select number of issues in the portfolio that came under pressure during the fiscal year, the rest of the portfolio performed well, generally balancing out the declines.
More than 20 percent of the portfolio is invested in short-term U.S. Treasuries, which have been used in an effort to balance the risk in other areas of the portfolio. All of the bonds in the portfolio are current with respect to principal and interest payments.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The global bond markets became extremely risk averse  during fiscal third
and fourth quarters,  which adversely affected  Fund performance.   Given
the accounting scandals in the U.S. corporate market, election pressures in emerging markets, the slowing U.S. and global economies, higher energy prices and potential war with Iraq, many investors have fled to the safety of U.S. Treasuries over the last six months.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Our fundamental approach is to continue to weigh potential reward versus risk, while attempting to emphasize corporate issuers with positive cash flow. In the risk-averse bond markets of today, this approach can be exposed to short-term setbacks, as it has over the last six months. However, we strongly believe that, over the medium-term, this approach may potentially reward investors with very good income and principal appreciation.

What trends or opportunities do you see in the global bond market going forward?

In a risk-averse market, we believe that there are many bonds that can look good and bad at the same time. Yields on some investment-grade bonds are more attractive than they have been at any time in 20 years -- and this at a time when U.S. Treasury yields are at or near 40-year lows. The "bad" side is that the market tends to severely punish any bond or company with bad news (or a hint of bad news, or a rumor of bad news). It appears that liquidity has nearly dried up on some issues and issuers. It is apparent that investors would like companies to clean up their accounting, get rid of undesirable management personnel and restructure their balance sheets. Doing so could cause a lot of pain for issuers and the economy over the next 12 months. But, we believe that it also means there are many opportunities for a patient investor with a fundamental approach.


Please note that, effective January 2002, Mr. Beischel became a co-portfolio manager of the Fund.


Sincerely,


Daniel J. Vrabac
Mark G. Beischel, CFA
Managers
Waddell & Reed Advisors
Global Bond Fund, Inc.

Comparison of Change in Value of $10,000 Investment


====      Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares (1)(2)
-- $17,107
- - -     Lehman Brothers U.S. Dollar-Denominated Universal Index -- $20,210
+ + +     Lipper Global Income Funds Universe Average -- $17,112

                                 Lehman
                      Waddell  Brothers
                      & Reed       U.S.       Lipper
                      Advisors  Dollar-       Global
                      GlobalDenominated Income Funds
                      Bond    Universal     Universe
                      Fund, Inc.  Index      Average
                      ------------------   ---------
 9-30-92             $ 9,425                 $10,000   $10,000
 9-30-93              10,657     11,029       11,127
 9-30-94              10,904     10,714       10,908
 9-30-95              12,130     12,186       12,063
 9-30-96              13,574     12,885       13,278
 9-30-97              15,774     14,208       14,349
 9-30-98              15,967     15,515       15,030
 9-30-99              16,391     15,606       15,077
 9-30-00              16,425     16,742       15,132
 9-30-01              17,100     18,727       16,068
 9-30-02              17,107     20,210       17,112


  Comparative performance of Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares following change in strategy.

                                 Lehman
                      Waddell  Brothers
                      & Reed       U.S.       Lipper
                      Advisors  Dollar-       Global
                      GlobalDenominated Income Funds
                      Bond    Universal     Universe
                      Fund, Inc.  Index      Average
                      ------------------   ---------
 9-30-00             $9,425     $10,000      $10,000
 9-30-01              9,812      11,186       10,586
 9-30-02              9,816      12,072       11,308

===== Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares (2) (3) -- $9,816
***** Lehman Brothers U.S. Dollar-Denominated Universal Index (3) - $12,072 *-*-* Lipper Global Income Funds Universe Average (3) - $11,308

(1) Effective as of 9-18-00, the name of the Fund was changed to Waddell & Reed Advisors Global Bond Fund, Inc. and its investment strategies and policies were changed to focus on investments in U.S. dollar denominated debt securities of foreign and U.S. issuers, with less emphasis on investments in junk bonds.
(2) The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
(3) Because the Fund's new investment strategy became effective on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 2000.

     Past performance is not necessarily indicative of future    performance.
Indexes are unmanaged.

Average Annual Total Return(4)
                Class A    Class B   Class C   Class Y

               ----------------------------------------------
1-year period
  ended 9-30-02     -5.71%      -4.70%      -0.94%         0.40%
5-year period
  ended 9-30-02      0.44%       ---          ---          1.93%
10-year period
  ended 9-30-02      5.52%       ---          ---        ---
Since inception of
   Class(5) through
  9-30-02          ---          -0.43%       0.34%         4.60%

 (4)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(5)10-6-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Performance data quoted represents periods prior to changes in the Fund's name, strategies and policies (effective September 18, 2000). Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information above for periods prior to that date reflects the operation of the Fund under its former investment strategies and related policies.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND

--------------------------------------------------------------
Global Bond Fund

GOALS
To seek, as a primary goal, a high level of current income, with a secondary goal of capital growth.

Strategy
Invests primarily in U.S. dollar-denominated debt securities of foreign and U.S. issuers. Invests significantly in issuers in countries that are members of the Organisation of Economic Co-Operation and Development (OECD).

Founded
1986

Scheduled Dividend Frequency
Declared daily, paid monthly

Performance Summary -- Class A Shares
          Per Share Data
For the Fiscal Year Ended September 30, 2002
--------------------------------------------
Dividends paid                 $0.20
                               =====
Net asset value on
   9-30-02                     $3.29
   9-30-01                      3.49
                              ------
Change per share              $(0.20)
                              ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND

--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 9-30-02     -5.71%       0.04%          -4.70%        -0.93%
 5-year period
  ended 9-30-02      0.44%       1.64%            ---           ---
10-year period
  ended 9-30-02      5.52%       6.14%            ---           ---
Since inception
  of Class(F)        ---          ---           -0.43%         0.43%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-6-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period            Class C(B)  Class Y(C)
------          ------------------------
1-year period
  ended 9-30-02     -0.94%       0.40%
 5-year period
  ended 9-30-02      ---         1.93%
10-year period
  ended 9-30-02      ---          ---
Since inception
  of Class(D)        0.34%       4.60%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-6-99 for Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Performance data quoted represents periods prior to changes in the Fund's name, strategies and policies (effective September 18, 2000). Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information above for periods prior to that date reflects the operation of the Fund under its former investment strategies and related policies.

International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND

--------------------------------------------------------------
Portfolio Highlights

On September 30, 2002, Waddell & Reed Advisors Global Bond Fund, Inc. had net assets totaling $241,969,200 invested in a diversified portfolio of:

     63.74%    Corporate Debt Securities
     20.95%    United States Government Security
      7.67%    Cash and Cash Equivalents and Forward Currency
               Contracts
      7.35%    Other Government Securities
      0.29%    Common Stock

As a shareholder of Waddell & Reed Advisors Global Bond Fund, Inc., for every $100 you had invested on September 30, 2002, your Fund owned:

  $20.95  United States Government Security
   19.26  Consumer Goods and Services Bonds
   17.14  Utilities Bonds
    7.96  Cash and Cash Equivalents, Forward Currency Contracts and
          Common Stock
    7.35  Other Government Securities
    6.22  Financial Services Bonds
    6.06  Business Equipment and Services Bonds
    5.05  Capital Goods Bonds
    4.13  Miscellaneous Bonds
    2.88  Multi-Industry Bonds
    1.71  Retail Bonds
    1.29  Raw Materials Bonds

THE INVESTMENTS OF GLOBAL BOND FUND

     September 30, 2002
                                              Shares        Value
COMMON STOCK - 0.29%
Construction Materials
 Cemex, S.A. de C.V., ADR  .............    33,000   $    688,050
                                                     ------------
(Cost: $738,250)
                                         Principal
                                         Amount in
                                         Thousands
CORPORATE DEBT SECURITIES
Aircraft - 0.85%
 Martin Marietta Corporation,
   9.0%, 3-1-03 ........................   $ 2,000      2,049,038
                                                     ------------

Banks - 5.38%
 Banco Latinoamericano de
   Exportaciones, S.A.,
   6.59%, 10-6-02 (A) ..................     2,000      2,000,536
 Banco Nacional de Comercio Exterior,
   S.N.C.:
   8.0%, 8-5-03 ........................     2,405      2,522,244
   7.25%, 2-2-04 .......................     2,500      2,618,750
 Banco Nacional de Comercio Exterior,
   S.N.C., Trust Division,
   Trustee of Fideicomiso Huites,
   8.0%, 8-5-03 (A) ....................       630        657,422
 Banco Santiago SA,
   7.0%, 7-18-07 .......................     3,000      3,149,655
 Unibanco - Uniao de Bancos Brasileiros S.A.,
   9.375%, 4-30-12 (A) .................     3,000      2,070,000
                                                     ------------
                                                       13,018,607
                                                     ------------

Beverages - 5.84%
 Anheuser-Busch Companies, Inc.,
   6.75%, 11-1-06 ......................     1,575      1,663,005
 Coca-Cola FEMSA, S.A. de C.V.,
   8.95%, 11-1-06 ......................     2,699      2,962,152
 Companhia Brasileira de Bebidas,
   10.5%, 12-15-11 (A) .................     5,500      3,960,000
 Diageo Capital plc,
   6.0%, 3-27-03 .......................     3,335      3,401,253
 Pepsi-Gemex, S.A. de C.V.,
   9.75%, 3-30-04 ......................     2,000      2,140,000
                                                     ------------
                                                       14,126,410
                                                     ------------

See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF GLOBAL BOND FUND

     September 30, 2002                  Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Broadcasting - 4.63%
 British Sky Broadcasting Group plc,
   7.3%, 10-15-06 ......................   $ 3,000   $  2,955,000
 Globo Comunicacoes e Participacoes Ltda.,
   10.5%, 12-20-06 (A) .................     4,250      1,020,000
 Grupo Televisa, S.A.:
   8.625%, 8-8-05 ......................     5,000      5,300,000
   8.0%, 9-13-11 .......................     2,000      1,925,000
                                                     ------------
                                                       11,200,000
                                                     ------------

Business Equipment and Services - 6.06%
 Pemex Project Funding Master Trust:
   8.5%, 2-15-08 .......................     2,500      2,609,375
   9.125%, 10-13-10 ....................     3,500      3,727,500
 Quebecor Printing Capital Corporation,
   6.5%, 8-1-27 ........................     8,000      8,333,784
                                                     ------------
                                                       14,670,659
                                                     ------------

Construction Materials - 5.05%
 Celulosa Arauco y Constitucion S.A.,
   8.625%, 8-15-10 .....................     1,000      1,125,201
 Cemex, S.A. de C.V.:
   8.625%, 7-18-03 .....................     2,500      2,603,777
   8.625%, 7-18-03 (A) .................     3,500      3,635,625
 Hanson Overseas Finance B.V.,
   7.375%, 1-15-03 .....................     4,800      4,863,403
                                                     ------------
                                                       12,228,006
                                                     ------------

Finance Companies - 0.84%
 Ameritech Capital Funding Corporation,
   5.875%, 2-19-03 .....................     2,000      2,027,364
                                                     ------------

Food and Related - 3.80%
 GRUMA, S.A. de C.V.,
   7.625%, 10-15-07 ....................     6,350      6,032,500
 Unilever Capital Corporation,
   6.75%, 11-1-03 ......................     3,000      3,152,118
                                                     ------------
                                                        9,184,618
                                                     ------------

See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF GLOBAL BOND FUND

     September 30, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Household - General Products - 3.55%
 Kimberly-Clark de Mexico, S.A. de C.V.,
   8.875%, 8-1-09 ......................   $ 3,598   $  4,155,690
 Procter & Gamble Company (The),
   6.0%, 3-19-03 .......................     4,348      4,429,621
                                                     ------------
                                                        8,585,311
                                                     ------------

Leisure Time Industry - 1.44%
 Carnival Cruise Lines, Inc.,
   6.15%, 10-1-03 ......................     2,025      2,076,394
 Royal Caribbean Cruises Ltd.,
   8.125%, 7-28-04 .....................     1,500      1,417,500
                                                     ------------
                                                        3,493,894
                                                     ------------

Mining - 1.29%
 Vale Overseas Limited,
   8.625%, 3-8-07 ......................     3,500      3,115,000
                                                     ------------

Multiple Industry - 2.88%
 Ford Motor Credit Company,
   6.125%, 4-28-03 .....................     2,000      2,014,850
 Tyco International Group S.A.:
   6.25%, 6-15-03 ......................     3,500      3,325,000
   6.375%, 10-15-11 ....................     2,000      1,640,000
                                                     ------------
                                                        6,979,850
                                                     ------------

Petroleum - International - 0.42%
 Texaco Capital Inc.,
   8.5%, 2-15-03 .......................     1,000      1,024,090
                                                     ------------

Railroad - 0.52%
 MRS Logistica S.A.,
   10.625%, 8-15-05 ....................     1,850      1,258,000
                                                     ------------

See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF GLOBAL BOND FUND

     September 30, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Retail -- General Merchandise - 1.71%
 Sears Roebuck Acceptance Corp.:
   6.82%, 10-17-02 .....................   $ 2,000   $  2,003,626
   6.92%, 6-17-04 ......................     2,000      2,121,540
                                                     ------------
                                                        4,125,166
                                                     ------------
Trucking and Shipping - 2.34%
 WMX Technologies, Inc.:
   7.7%, 10-1-02 .......................     2,000      2,000,000
   7.0%, 10-15-06 ......................     3,500      3,664,360
                                                     ------------
                                                        5,664,360
                                                     ------------

Utilities -- Electric - 9.57%
 DTE Energy Company,
   6.0%, 6-1-04 ........................       500        523,367
 Dominion Resources, Inc.,
   7.82%, 9-15-04 ......................     2,000      2,153,472
 Empresa Nacional de Electricidad S.A.,
   8.5%, 4-1-09 ........................     2,000      1,970,772
 Endesa-Chile Overseas Co.,
   7.2%, 4-1-06 ........................     3,985      3,952,407
 HQI Transelec Chile S.A.,
   7.875%, 4-15-11 .....................     3,300      3,598,023
 PP&L Capital Funding, Inc.,
   7.7%, 11-15-07 ......................     4,000      4,007,684
 SCOTTISH POWER plc,
   5.875%, 1-29-03 .....................     2,000      2,019,912
 TXU Corp.,
   6.375%, 6-15-06 .....................     2,000      1,938,980
 TXU Eastern Funding Company,
   6.45%, 5-15-05 ......................     3,000      2,985,420
                                                     ------------
                                                       23,150,037
                                                     ------------

Utilities -- Gas and Pipeline - 2.92%
 El Paso Corporation,
   7.0%, 5-15-11 .......................     2,000      1,320,000
 NOVA Corporation of Alberta,
   7.875%, 12-15-02 ....................     3,400      3,434,201

See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF GLOBAL BOND FUND

     September 30, 2002
                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Utilities -- Gas and Pipeline (Continued)
 Sonat Inc.,
   6.875%, 6-1-05 ......................   $ 2,000   $  1,480,000
 Southern Natural Gas Company,
   6.125%, 9-15-08 .....................     1,000        842,310
                                                     ------------
                                                        7,076,511
                                                     ------------

Utilities -- Telephone - 4.65%
 Compania de Telecomunicaciones
   de Chile S.A.,
   8.375%, 1-1-06 ......................     3,350      3,547,573
 Comtel Brasileira Ltda.:
   10.75%, 9-26-04 .....................     7,250      5,429,373
   10.75%, 9-26-04 (A) .................       250        187,500
 Telefonos de Mexico, S.A. de C.V.,
   8.25%, 1-26-06 ......................     2,000      2,087,500
                                                     ------------
                                                       11,251,946
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES - 63.74%             $154,228,867
 (Cost: $159,180,890)

OTHER GOVERNMENT SECURITIES
Brazil - 3.69%
 Federative Republic of Brazil (The):
   9.375%, 4-7-08 ......................   $ 1,200   $    588,000
   14.5%, 10-15-09 .....................     1,250        696,875
   11.0%, 1-11-12 ......................    17,000      7,650,000
                                                     ------------
                                                        8,934,875
                                                     ------------

Mexico - 3.66%
 United Mexican States:
    8.625%, 3-12-08 ....................     4,500      4,909,500
    8.375%, 1-14-11  ...................     3,750      3,946,875
                                                     ------------
                                                        8,856,375
                                                     ------------

TOTAL OTHER GOVERNMENT SECURITIES - 7.35%            $ 17,791,250
 (Cost: $22,660,495)

See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF GLOBAL BOND FUND

     September 30, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

UNITED STATES GOVERNMENT SECURITY - 20.95%
 United States Treasury Note,
   2.75%, 10-31-03 .......................   $50,000 $ 50,695,300
                                                     ------------
 (Cost: $50,070,576)

                                              Face
                                         Amount in
                                         Thousands

UNREALIZED GAIN (LOSS) ON OPEN
FORWARD CURRENCY CONTRACTS - (0.34%)
 Japanese Yen, 12-11-02 (B)  .............Y1,942,296     (902,867)
 Japanese Yen, 12-11-02 (B)  .............Y1,942,296       70,453
                                                     ------------
                                                     $   (832,414)
                                                     ------------

                                         Principal
                                         Amount in
                                         Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Beverages - 1.09%
 Anheuser-Busch Companies, Inc.,
   1.71%, 10-4-02 ........................   $ 2,628    2,627,625
                                                     ------------

 Chemicals - Petroleum and Inorganic - 0.07%
 du Pont (E.I.) de Nemours and Company,
   1.68487%, Master Note .................       183      183,000
                                                     ------------

 Household -General Products - 0.69%
 Kimberly-Clark Corporation,
   1.72%, 10-23-02 .......................     1,665    1,663,250
                                                     ------------

 Multiple Industry - 3.28%
 Florida Power Corp.,
   2.0%, 10-1-02 .........................     7,935    7,935,000
                                                     ------------

See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF GLOBAL BOND FUND

     September 30, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Retail - Food Stores - 1.13%
 Kroger Co. (The),
   2.55%, 10-1-02 ........................   $ 2,738 $  2,738,000
                                                     ------------

Total Commercial Paper - 6.26%                         15,146,875

Municipal Obligation - 0.45%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   1.97%, 10-1-02 ........................     1,095    1,095,000
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 6.71%                  $ 16,241,875
 (Cost: $16,241,875)

TOTAL INVESTMENT SECURITIES - 98.70%                 $238,812,928
 (Cost: $248,892,086)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.30%       3,156,272

NET ASSETS - 100.00%                                 $241,969,200


Notes to Schedule of Investments

 (A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2002, the total value of these securities amounted to $13,531,083 or 5.59% of net assets.

(B)Principal amounts are denominated in the indicated foreign currency, where applicable(Y - Japanese Yen).

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     GLOBAL BOND FUND
     September 30, 2002
     (In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities -- at value (Notes 1 and 3) .     $238,813
 Cash  .............................................          968
 Receivables:
   Interest ........................................        4,828
   Fund shares sold ................................          155
 Prepaid registration fees .........................           15
 Prepaid insurance premium  ........................           12
                                                         --------
    Total assets  ..................................      244,791
LIABILITIES                                              --------
 Payable for investment securities purchased .......        1,675
 Payable to Fund shareholders  .....................          959
 Accrued shareholder servicing (Note 2) ............           50
 Accrued service fee (Note 2)  .....................           46
 Dividends payable  ................................           38
 Accrued accounting services fee (Note 2)  .........            5
 Accrued management fee (Note 2)  ..................            4
 Accrued distribution fee (Note 2)  ................            3
 Other  ............................................           42
                                                         --------
    Total liabilities  .............................        2,822
                                                         --------
      Total net assets .............................     $241,969
NET ASSETS                                               ========
 $1.00 par value capital stock:
   Capital stock ...................................     $ 73,581
   Additional paid-in capital ......................      260,095
 Accumulated undistributed loss:
   Accumulated undistributed net realized
    loss on investment transactions  ...............      (81,628)
   Net unrealized depreciation in value of
    investments  ...................................      (10,079)
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $241,969
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................        $3.29
 Class B  ..........................................        $3.29
 Class C  ..........................................        $3.29
 Class Y  ..........................................        $3.29
Capital shares outstanding:
 Class A  ..........................................       70,088
 Class B  ..........................................        1,038
 Class C  ..........................................          320
 Class Y  ..........................................        2,135
Capital shares authorized ..........................      400,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     GLOBAL BOND FUND
     For the Fiscal Year Ended September 30, 2002
     (In Thousands)
INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization .......................      $17,631
 Expenses (Note 2):                                       -------
   Investment management fee .......................        1,544
   Shareholder servicing:
    Class A  .......................................          608
    Class B  .......................................           14
    Class C  .......................................            4
    Class Y  .......................................            5
   Service fee:
    Class A  .......................................          566
    Class B  .......................................            8
    Class C  .......................................            2
   Distribution fee:
    Class A  .......................................           35
    Class B  .......................................           23
    Class C  .......................................            6
   Accounting services fee .........................           59
   Custodian fees ..................................           24
   Audit fees ......................................           19
   Legal fees ......................................            5
   Other ...........................................          111
                                                          -------
    Total expenses  ................................        3,033
                                                          -------
      Net investment income ........................       14,598
                                                          -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ..................         (350)
 Realized net gain on forward currency contracts  ..          102
 Realized net loss on foreign currency transactions           (29)
 Realized net gain on purchased put options ........          120
                                                          -------
   Realized net loss on investments ................         (157)
                                                          -------
 Unrealized depreciation in value of securities
   during the period ...............................      (13,531)
 Unrealized depreciation in value of forward currency
   contracts during the period .....................         (832)
                                                          -------
   Unrealized depreciation in value of investments
    during the period  .............................      (14,363)
                                                          -------
    Net loss on investments  .......................      (14,520)
      Net increase in net assets resulting                -------
       from operations  ............................      $    78
                                                          =======
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     GLOBAL BOND FUND
     (Dollars In Thousands)
                                        For the fiscal year ended
                                             September 30,
                                        -------------------------
                                             2002        2001
                                          ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income ...............    $ 14,598     $ 16,558
   Realized net loss on
    investments   ......................        (157)     (21,106)
   Unrealized appreciation (depreciation)    (14,363)      14,812
                                            --------     --------
    Net increase in net assets
      resulting from operations ........          78       10,264
                                            --------     --------
 Dividends to shareholders from
   net investment income (Note 1D):(1)
   Class A .............................     (14,196)     (15,908)
   Class B .............................        (151)        (110)
   Class C .............................         (40)         (18)
   Class Y .............................        (182)        (157)
                                            --------     --------
                                             (14,569)     (16,193)
                                            --------     --------
 Capital share transactions (Note 5)  ..         340      (39,698)
                                            --------     --------
    Total decrease  ....................     (14,151)     (45,627)
NET ASSETS
 Beginning of period  ..................     256,120      301,747
                                            --------     --------
 End of period  ........................    $241,969     $256,120
                                            ========     ========
   Undistributed net investment
    income  ............................        $---         $---
                                                ====         ====

(1)See "Financial Highlights" on pages 19 - 22.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     GLOBAL BOND FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended
                                        September 30,
                             ------------------------------------
                               2002   2001    2000   1999    1998
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $3.49  $3.56   $3.88  $4.12   $4.42
                              -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.20   0.21    0.33   0.35    0.37
 Net realized and
   unrealized loss on
   investments .....          (0.20) (0.07)  (0.32) (0.24)  (0.30)
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.00   0.14    0.01   0.11    0.07
                              -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........          (0.20) (0.21)  (0.33) (0.35)  (0.37)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $3.29  $3.49   $3.56  $3.88   $4.12
                              =====  =====   =====  =====   =====
Total return(1) ....           0.04%  4.11%   0.21%  2.66%   1.22%
Net assets, end of
 period (in
 millions)  ........           $230   $251    $297   $371    $416
Ratio of expenses to
 average net assets            1.22%  1.19%   1.16%  1.06%   0.96%
Ratio of net investment
 income to average
 net assets  .......           5.91%  6.02%   8.79%  8.60%   8.26%
Portfolio turnover
 rate  .............          76.36% 71.17%  53.79% 46.17%  58.85%

 (1)Total return calculated without taking into account the sales load deducted on an initial purchase.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     GLOBAL BOND FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                                           period
                             For the fiscal year             from
                             ended September 30,         10-6-99(1)
                            ----------------------        through
                               2002           2001        9-30-00
                            -------        -------        -------
Net asset value,
 beginning of period          $3.49          $3.56          $3.88
                              -----          -----          -----
Income (loss) from investment
 operations:
 Net investment income         0.17           0.18           0.29
 Net realized and
   unrealized loss
   on investments ..          (0.20)         (0.07)         (0.32)
                              -----          -----          -----
Total from investment
 operations  .......          (0.03)          0.11          (0.03)
                              -----          -----          -----
Less dividends declared
 from net investment
 income  ...........          (0.17)         (0.18)         (0.29)
                              -----          -----          -----
Net asset value,
 end of period  ....          $3.29          $3.49          $3.56
                              =====          =====          =====
Total return .......          -0.93%          3.13%         -0.87%
Net assets, end of
 period (in
 millions)  ........             $3             $3             $2
Ratio of expenses to
 average net assets            2.20%          2.13%          2.06%(2)
Ratio of net investment
 income to average
 net assets  .......           4.93%          5.05%          7.87%(2)
Portfolio turnover
 rate  .............          76.36%         71.17%         53.79%(3)

 (1)Commencement of operations of the class.
 (2)Annualized.
 (3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     GLOBAL BOND FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                                           period
                             For the fiscal year             from
                             ended September 30,         10-6-99(1)
                            ----------------------        through
                               2002           2001        9-30-00
                            -------        -------        -------
Net asset value,
 beginning of period          $3.49          $3.56          $3.88
                              -----          -----          -----
Income (loss) from investment
 operations:
 Net investment income         0.17           0.17           0.29
 Net realized and
   unrealized loss
   on investments ..          (0.20)         (0.07)         (0.32)
                              -----          -----          -----
Total from investment
 operations  .......          (0.03)          0.10          (0.03)
                              -----          -----          -----
Less dividends declared
 from net investment
 income  ...........          (0.17)         (0.17)         (0.29)
                              -----          -----          -----
Net asset value,
 end of period  ....          $3.29          $3.49          $3.56
                              =====          =====          =====
Total return .......          -0.94%          2.97%         -0.95%
Net assets, end of
 period (000
 omitted)  .........         $1,052           $538           $242
Ratio of expenses to
 average net assets            2.20%          2.31%          2.14%(2)
Ratio of net investment
 income to average
 net assets  .......           4.92%          4.83%          7.78%(2)
Portfolio turnover
 rate  .............          76.36%         71.17%         53.79%(3)

 (1)Commencement of operations of the class.
 (2)Annualized.
 (3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     GLOBAL BOND FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended
                                        September 30,
                             ------------------------------------
                               2002   2001    2000   1999    1998
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $3.49  $3.56   $3.88  $4.12   $4.42
                              -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.22   0.22    0.34   0.36    0.37
 Net realized and
   unrealized loss on
   investments .....          (0.20) (0.07)  (0.32) (0.24)  (0.30)
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.02   0.15    0.02   0.12    0.07
                              -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........          (0.22) (0.22)  (0.34) (0.36)  (0.37)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $3.29  $3.49   $3.56  $3.88   $4.12
                              =====  =====   =====  =====   =====
Total return .......           0.40%  4.46%   0.53%  2.95%   1.38%
Net assets, end of
 period (in
 millions)  ........             $7     $2      $3     $3      $2
Ratio of expenses
 to average net
 assets  ...........           0.86%  0.85%   0.84%  0.77%   0.79%
Ratio of net
 investment income
 to average net
 assets  ...........           6.25%  6.34%   9.12%  8.89%   8.43%
Portfolio
 turnover rate  ....          76.36% 71.17%  53.79% 46.17%  58.85%

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 2002, $206,059 was reclassified between additional paid-in capital and accumulated undistributed net realized gain (loss) on investment transactions. Net investment income, accumulated undistributed net income and net assets were not affected by this change.

E. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

F. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

G.   Options -- See Note 6 -- Options

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. The Fund accrues and pays the fee daily. The Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of the incremental cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation and also certain security-related personnel and facilities costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.6125 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $453,624. During the period ended September 30, 2002, W&R received $11,385 and $1,072 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $297,861 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $10,870, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $100,286,892, while proceeds from maturities and sales aggregated $99,990,548. Purchases of short-term securities and U.S. Government securities aggregated $1,146,596,297 and $82,185,156, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $1,142,062,938 and $87,319,336, respectively.

For Federal income tax purposes, cost of investments owned at September 30, 2002 was $248,892,086, resulting in net unrealized depreciation of $9,246,744, of which $4,530,673 related to appreciated securities and $13,777,417 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters


For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2002 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income         ................. $14,250,587
Distributed ordinary income .................  14,449,179
Undistributed ordinary income ...............         ---

Realized long-term capital gains ............         ---
Distributed long-term capital gains .........         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ......................  10,992,010

Post-October losses deferred ................     735,811

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2003 .......................... $   390,079
September 30, 2004 ..........................   7,783,310
September 30, 2007 ..........................   1,199,357
September 30, 2008 ..........................  21,577,429
September 30, 2009 ..........................  39,713,139
September 30, 2010 ..........................  10,992,010
                                             ------------
Total carryover ............................. $81,655,324
                                             ============

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                                          For the fiscal year

                                          ended September 30,
                                      ---------------------------
                                              2002           2001
                                      ------------  -------------
Shares issued from sale of shares:
  Class A ..............................    14,966     7,573
  Class B ..............................       514       388
  Class C ..............................       292       177
  Class Y ..............................     1,523        34
Shares issued from
  reinvestment of dividends:
  Class A  .............................     3,814     4,202
  Class B  .............................        41        31
  Class C  .............................        12         5
  Class Y  .............................        53        45
Shares redeemed:
  Class A  .............................   (20,479)  (23,491)
  Class B  .............................      (256)     (220)
  Class C  .............................      (138)      (96)
  Class Y  .............................      (143)      (82)
                                            ------    ------
Increase (decrease) in outstanding capital
  shares  ..............................       199   (11,434)
                                            ======    ======
Value issued from sale of shares:
  Class A  .............................  $ 50,623  $ 26,283
  Class B  .............................     1,768     1,351
  Class C  .............................     1,001       616
  Class Y  .............................     5,102       117
Value issued from
  reinvestment of dividends:
  Class A  .............................    13,093    14,572
  Class B  .............................       142       107
  Class C  .............................        39        17
  Class Y  .............................       181       157
Value redeemed:
  Class A  .............................   (69,789)  (81,537)
  Class B  .............................      (880)     (764)
  Class C  .............................      (464)     (334)
  Class Y  .............................      (476)     (283)
                                          --------  --------
Increase(decrease) in outstanding capital $    340  $(39,698)
                                          ========  ========

NOTE 6 -- Options


Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Waddell & Reed Advisors Global Bond Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") as of September 30, 2002, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Global Bond Fund, Inc. as of September 30, 2002, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
November 8, 2002

INCOME TAX INFORMATION


Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly.

The table below shows the taxability of dividends paid during the fiscal year ended September 30, 2002:

                         PERCENTAGE OF AMOUNTS PAID REPORTABLE AS:
          --------------------------------------------------------
                   For Individuals        For Corporations
                  -------------------------------------------------------
                 Ordinary  Long-Term               Non- Long-Term
Record Date        IncomeCapital GainQualifyingQualifyingCapital Gain
                 --------   ---------------------------------------

                                      Class A, B, C and Y
October 2001 through
  December 2001  100.0000%      ---%  0.0199%  99.9801%      ---%
January 2002 through
  September 2002 100.0000%      ---%     ---% 100.0000%      ---%

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Global Bond Fund, Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors


James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (63)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (69)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation

Linda K. Graves (49)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (35)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: General Counsel of the University of Oklahoma, Cameron University and Rogers State University; Vice President of the University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC and JHJ Investments, LLC, both commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (78)

13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (65)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

Interested Directors


Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer; formerly, Vice President
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

Frank J. Ross, Jr. (49)
Polsinelli, Shalton & Welte, P.C., 700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, P.C., a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (57)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Chairman of the Board of Directors of Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  None

Officers


Theodore W. Howard (60)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Treasurer and Principal Accounting Officer, 25 years; Vice President, 14 years; Principal Financial Officer, since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (34)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Michael D. Strohm (50)
6300 Lamar Avenue, Overland Park KS 66202
Position held with Fund:  Vice President
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WDR (1998 to present); Chief Operations Officer of WDR (since 2002); President, Director, Chief Executive Officer and Chief Financial Officer of W&R (since 2002); Senior Vice President of W&R (1994 to 2002); President and Director of WRSCO (1999 to present)
Directorships held:  None

Mark G. Beischel (35)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Vice President of WRIMCO and portfolio manager for investment companies managed by WRIMCO (since 2002); assistant portfolio manager for investment companies managed by WRIMCO (2000 to 2002); employee of WRIMCO (1998 to present); financial analyst/trader with United Capital Management (1993 to 1998)
Directorships held:  None

Daniel J. Vrabac (48)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Senior Vice President and Head of Fixed Income for WRIMCO (2000 to present); portfolio manager for investment companies managed by WRIMCO (1997 to present); Vice President of WRIMCO (1997 to
2000)
                                       37

Directorships held:  None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice


If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.


To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds


Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



FOR MORE INFORMATION:
Contact your financial advisor, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

NUR1015A(9-02)